UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-02461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2015, Perceptron, Inc. (the “Company”) issued a press release announcing the Company’s preliminary outlook for the fiscal 2015 third quarter ended March 31, 2015. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated April 27, 2015 announcing the Company’s preliminary outlook for the fiscal 2015 third quarter ended March 31, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: April 27, 2015	/s/	Jeffrey M. Armstrong
	By:	Jeffrey M. Armstrong
	Its:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 27, 2015 announcing the Company’s preliminary outlook for the fiscal 2015 third quarter ended March 31, 2015.

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